Note 7 - Leases - Financing Leases Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Leased property under finance leases	$ 12,112	$ 11,758
Less accumulated amortization	(6,377)	(5,880)
Leased property under finance leases, net	5,735	5,878
Current portion of obligations under finance leases	333	295
Long-term portion of obligations under finance leases	560	555
Total obligations under finance leases	$ 893	$ 850